UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2006

THE ALLSTATE CORPORATION
(Exact name of Registrant as Specified in Charter)

Delaware	1-11840	36-3871531
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
organization)

2775 Sanders Road
Northbrook, Illinois	60062
(Address of Principal Executive Offices)	Zip

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2006, the Registrant’s Board of Directors adopted a resolution, effective immediately, to amend the Registrant’s bylaws and to restate the bylaws.  The bylaws were amended to reflect the separation of the offices of the Chairman of the Board and Chief Executive Officer and to define the respective roles.  A copy of the amended and restated bylaws is filed as Exhibit 3(ii) to this report.

Section 9 — Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3(ii)	The Allstate Corporation Amended and Restated Bylaws effective November 7, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

By:	/s/ JENNIFER M. HAGER
Name: Jennifer M. Hager
Title: Assistant Secretary

Date:  November 13, 2006